Other (Income)/Deductions - Net (Tables)	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense)

The following table provides components of Other (income)/deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2014	2013	2012
Interest income(a)	$(425)	$(403)	$(382)
Interest expense(a)	1,360	1,414	1,522
Net interest expense	935	1,011	1,140
Royalty-related income(b)	(1,002)	(523)	(451)
Patent litigation settlement income(c)	—	(1,342)	—
Other legal matters, net(d)	993	35	2,220
Gain associated with the transfer of certain product rights(e)	—	(459)	—
Net gains on asset disposals(f)	(288)	(320)	(52)
Certain asset impairments(g)	469	878	890
Business and legal entity alignment costs(h)	168	—	—
Costs associated with the Zoetis IPO(i)	—	18	125
Other, net(j)	(265)	170	150
Other (income)/deductions––net	$1,009	$(532)	$4,022

(a)
2014 v. 2013––Interest income increased due to higher cash equivalents and investment balances. Interest expense decreased, primarily due to the benefit of the effective conversion of some fixed-rate liabilities to floating-rate liabilities. 2013 v. 2012––Interest income increased due to higher investment balances. Interest expense decreased due to lower outstanding debt, refinancings at lower rates, and the benefit of the effective conversion of some fixed-rate liabilities to floating-rate liabilities. Capitalized interest expense totaled $41 million in 2014, $32 million in 2013 and $41 million in 2012.

(b)
Royalty-related income increased in 2014 and 2013 primarily due to royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, the co-promotion term of the collaboration agreement for Enbrel in the U.S. and Canada expired, and Pfizer became entitled to royalties for a 36-month period thereafter.

(c)
In 2013, reflects income from a litigation settlement with Teva Pharmaceutical Industries Ltd. (Teva) and Sun Pharmaceutical Industries Ltd. (Sun) for patent-infringement damages resulting from their "at-risk" launches of generic Protonix in the U.S. As of December 31, 2014, all amounts due had been collected.

(d)
In 2014, primarily includes approximately $610 million for Neurontin-related matters (including off-label promotion actions and antitrust actions), $400 million for an agreement in principle to resolve a securities class action pending against Pfizer in New York federal court, which is subject to court approval, and approximately $56 million for an Effexor-related matter, partially offset by $130 million of income from the reversal of two legal accruals where a loss is no longer deemed probable. For additional information, see Note 17A. In 2012, primarily includes a $491 million charge relating to the resolution of an investigation by the U.S. Department of Justice into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation.

(e)	In 2013, represents the gain associated with the transfer of certain product rights to Hisun Pfizer. For additional information, see Note 2E.

(f)
In 2014, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $76 million; (ii) gross realized gains on sales of available-for-sale debt securities of $138 million; (iii) gross realized losses on sales of available-for-sale debt securities of $436 million; (iv) net gain of $323 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; (v) gains on sales/out-licensing of product and compound rights of approximately $135 million; and (vi) gains on sales of investments in private equity securities of approximately $39 million. Proceeds from the sale of available-for-sale securities were $10.2 billion in 2014.

In 2013, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $87 million; (ii) gross realized gains on sales of available-for-sale debt securities of $442 million; (iii) gross realized losses on sales of available-for-sale debt securities of $310 million; (iv) net loss of $137 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; and (v) a gain of $170 million on the sale of various product rights, including a portion of our in-licensed generic sterile injectables portfolio. Proceeds from the sale of available-for-sale securities were $15.2 billion in 2013.
In 2012, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $2 million; (ii) gross realized gains on sales of available-for-sale debt securities of $212 million; (iii) gross realized losses on sales of available-for-sale debt securities of $535 million; and (iv) net gain of $351 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale securities. Proceeds primarily from the sale of available-for-sale securities were $19.0 billion in 2012.

(g)
In 2014, includes intangible asset impairment charges of $396 million, reflecting (i) $190 million for an IPR&D compound for the treatment of skin fibrosis (full write-off); (ii) $159 million for developed technology rights, primarily related to Quillivant XR; and (iii) $47 million for indefinite-lived brands. The intangible asset impairment charges for 2014 are associated with the following: the Global Innovative Pharmaceutical segment ($12 million); Global Established Pharmaceutical segment ($166 million); Worldwide Research and Development ($190 million); and Consumer Healthcare ($28 million). In addition, 2014 includes an impairment charge of approximately $56 million related to our investment in Teuto.

The intangible asset impairment charges for 2014 reflect, among other things, updated commercial forecasts; and with regard to IPR&D, the impact of changes to the development program and new scientific findings.
In 2013, includes intangible asset impairment charges of $803 million, reflecting (i) $394 million of developed technology rights (for use in the development of bone and cartilage) acquired in connection with our acquisition of Wyeth; (ii) $227 million related to IPR&D compounds; (iii) $109 million of indefinite-lived brands, primarily related to our biopharmaceutical indefinite-lived brand Xanax/Xanax XR; and (iv) $73 million of other finite-lived intangible assets, related to platform technology, that no longer have an alternative future use. The intangible asset impairment charges for 2013 are associated with the following: the Global Innovative Pharmaceutical segment ($448 million); the Global Established Pharmaceutical segment ($201 million); Worldwide Research and Development ($140 million); and Consumer Healthcare ($14 million). In addition, 2013 includes an impairment charge of approximately $43 million for certain private company investments and an impairment charge of $32 million related to our investment in Teuto.
The intangible asset impairment charges for 2013 reflect, among other things, updated commercial forecasts and, with regard to IPR&D, also reflect the impact of new scientific findings and delayed launch dates.
In 2012, includes intangible asset impairment charges of $835 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $242 million related to developed technology rights, a charge composed of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); the Global Innovative Pharmaceutical segment ($173 million); and the Global Established Pharmaceutical segment ($159 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.
The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment and litigation uncertainties regarding intellectual property.

(h)	Represents expenses for planning and implementing changes to our infrastructure to operate our new business segments.

(i)
Represents costs incurred in connection with the IPO of an approximate 19.8% ownership interest in Zoetis. Includes expenditures for banking, legal, accounting and similar services. For additional information, see Note 2D.

(j)
Includes the following: (i) in 2014, the gain of approximately $43 million reflecting the change in the fair value of the contingent consideration associated with our acquisition of NextWave and the gain of approximately $89 million reflecting the change in the fair value of the contingent consideration associated with our acquisition of Excaliard Pharmaceuticals, Inc., and in 2013, the gain of approximately $114 million, reflecting the change in the fair value of the contingent consideration associated with our acquisition of NextWave; (ii) in 2013, an estimated loss of $223 million related to an option to acquire the remaining interest in Teuto, and in 2014, income of $55 million resulting from a decline in the estimated loss from the aforementioned option; and (iii) in 2014, a loss of $30 million due to a change in our ownership interest in ViiV, in 2013, a loss of $32 million due to a change in our ownership interest in ViiV and in 2012, a gain of $44 million as a result of ViiV's transaction with Shionogi & Co., Ltd and the resulting change in ownership. For additional information concerning NextWave, see Note 2A. For additional information concerning Teuto and ViiV, see Note 2E.

Schedule of Additional Information About Intangible Assets Impaired

The following table provides additional information about the intangible assets that were impaired during 2014 in Other (income)/deductions––net :
					Year Ended December 31,
	Fair Value(a)				2014
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––IPR&D(b)	$—	$—	$—	$—	$190
Intangible assets––Developed technology rights(b)	233	—	—	233	159
Intangible assets––Indefinite-lived Brands(b)	293	—	—	293	47
Total	$526	$—	$—	$526	$396

(a)	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.

(b)
Reflects intangible assets written down to fair value in 2014. Fair value was determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We started with a forecast of all the expected net cash flows associated with the asset and then we applied an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the product and the impact of technological risk associated with IPR&D assets; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.